322010-1


NUMBER                                                       SHARES


 [SYMBOL]


                     KEY HOSPITALITY ACQUISITION CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK
                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



This Certifies that                                      CUSIP _________________

 is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                                COMMON STOCK OF

                     Key Hospitality Acquisition Corporation


  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:

                    Key Hospitality Acquisition Corporation

                                    CORPORATE
                                      SEAL
                                      2005

---------------------------------------      -----------------------------------
CHAIRMAN                                     SECRETARY
                                             DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM -      as tenants in common
 TEN ENT -      as tenants by the entireties
 JT TEN -       as joint tenants with right of survivorship
                and not as tenants in common

 UNIF GIFT MIN ACT                  Custodian
                          (Cust)                (Minor)
                         under Uniform Gifts to Minors Act

                                           (State)


      Additional Abbreviations may also be used though not in the above list.


                     Key Hospitality Acquisition Corporation


The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.


For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                     shares


   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                    Attorney

  to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.


 Dated

         ----------------------------

                                                 -------------------------------
                                                 Notice: The signature to this
                                                 assignment must correspond with
                                                 the name as written upon the
                                                 face of the certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatever.


 Signature(s) Guaranteed:


 -------------------------------------------------------------------------------
 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).




The holder of this certificate shall be entitled to receive funds from the trust fund only in the event that the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.